Exhibit 99.1

Calumet Specialty Products Partners, L.P.

The following tables reflect revised reportable segment information for the year ended December 31, 2020 and each quarter in such year.

Three Months Ended March 31, 2020	Specialty Products and Solutions	Performance Brands	Montana/Renewables	Corporate	Eliminations	Consolidated Total
Sales:
External customers	$492.8	$57.7	$142.1	—	$—	$692.6
Inter-segment sales	4.1	0.1	—	—	(4.2)	—
Total sales	$496.9	$57.8	$142.1	$—	$(4.2)	$692.6

Adjusted EBITDA	$69.0	$10.6	$32.2	$(20.0)	$—	$91.8
Reconciling items to net loss:
Depreciation and amortization	16.3	4.0	9.3	1.9	—	31.5
LCM / LIFO (gain) loss	53.9	(0.1)	12.7	—	—	66.5
Loss on impairment and disposal of assets	0.1	1.4	—	4.5	—	6.0
Interest (benefit) expense	(0.7)	0.1	(1.0)	30.9	—	29.3
Unrealized (gain) loss on derivatives	(35.2)	—	3.6	—	—	(31.6)
RINs mark to market loss	7.1	—	1.0	—	—	8.1
Other non-recurring income						(1.2)
Equity-based compensation and other items						(2.9)
Income tax expense						0.5
Net loss						$(14.4)

Three Months Ended June 30, 2020	Specialty Products and Solutions	Performance Brands	Montana/Renewables	Corporate	Eliminations	Consolidated Total
Sales:
External customers	$297.6	$58.7	$97.4	$—	—	$453.7
Inter-segment sales	2.3	0.1	—	—	(2.4)	—
Total sales	$299.9	$58.8	$97.4	$—	$(2.4)	$453.7

Adjusted EBITDA	$33.4	$17.6	$23.0	$(17.0)	$—	$57.0
Reconciling items to net income:
Depreciation and amortization	14.5	4.0	9.4	1.9	—	29.8
LCM / LIFO (gain) loss	(23.2)	0.1	(9.0)	—	—	(32.1)
Loss on impairment and disposal of assets	0.1	—	—	0.6	—	0.7
Interest (benefit) expense	(0.7)	0.1	0.3	30.9	—	30.6
Unrealized (gain) loss on derivatives	15.5	—	(14.3)	—	—	1.2
RINs mark to market loss	10.8	—	5.2	—	—	16.0
Equity-based compensation and other items						7.0
Income tax expense						0.2
Net income						$3.6

Three Months Ended September 30, 2020	Specialty Products and Solutions	Performance Brands	Montana/Renewables	Corporate	Eliminations	Consolidated Total
Sales:
External customers	$366.2	$60.9	$140.9	$—	$—	$568.0
Inter-segment sales	3.3	0.1	—	—	(3.4)	—
Total sales	$369.5	$61.0	$140.9	$—	$(3.4)	$568.0

Adjusted EBITDA	$23.2	$18.9	$9.7	$(17.1)	$—	$34.7
Reconciling items to net loss:
Depreciation and amortization	14.8	4.0	9.5	1.9	—	30.2
LCM / LIFO (gain) loss	0.5	1.3	(0.7)	—	—	1.1
Interest expense	1.3	0.1	0.8	31.1	—	33.3
Unrealized loss on derivatives	8.2	—	1.0	—	—	9.2
RINs mark to market loss	6.4	—	2.9	—	—	9.3
Other non-recurring expenses						5.5
Equity-based compensation and other items						2.1
Income tax expense						0.1
Net loss						$(56.1)

Three Months Ended December 31, 2020	Specialty Products and Solutions	Performance Brands	Montana/Renewables	Corporate	Eliminations	Consolidated Total
Sales:
External customers	$372.3	$56.8	$124.8	$—	$—	$553.9
Inter-segment sales	2.9	—	—	—	(2.9)	—
Total sales	$375.2	$56.8	$124.8	$—	$(2.9)	$553.9

Adjusted EBITDA	$25.4	$14.0	$6.5	$(12.1)	$—	$33.8
Reconciling items to net loss:
Depreciation and amortization	15.3	4.0	6.9	2.0	—	28.2
LCM / LIFO (gain) loss	(7.7)	0.2	0.5	—	—	(7.0)
Loss on impairment and disposal of assets	—	—	—	0.1	—	0.1
Interest expense	0.7	—	0.3	31.7	—	32.7
Unrealized loss on derivatives	9.7	—	8.7	—	—	18.4
RINs mark to market loss	29.4	—	13.0	—	—	42.4
Other non-recurring income						(1.9)
Equity-based compensation and other items						2.7
Income tax expense						0.3
Net loss						$(82.1)

Year Ended December 31, 2020	Specialty Products and Solutions	Performance Brands	Montana/Renewables	Corporate	Eliminations	Consolidated Total
Sales:
External customers	$1,528.9	$234.1	$505.2	$—	$—	$2,268.2
Inter-segment sales	12.6	0.3	—	—	(12.9)	—
Total sales	$1,541.5	$234.4	$505.2	$—	$(12.9)	$2,268.2

Adjusted EBITDA	$151.0	$61.1	$71.4	$(66.2)	$—	$217.3
Reconciling items to net loss:
Depreciation and amortization	60.9	16.0	35.1	7.7	—	119.7
LCM / LIFO loss	23.5	1.5	3.5	—	—	28.5
Loss on impairment and disposal of assets	0.2	1.4	—	5.2	—	6.8
Interest expense	0.6	0.3	0.4	124.6	—	125.9
Unrealized gain on derivatives	(1.8)	—	(1.0)	—	—	(2.8)
RINs mark to market loss	53.7	—	22.1	—	—	75.8
Other non-recurring expenses						2.4
Equity-based compensation and other items						8.9
Income tax expense						1.1
Net loss						$(149.0)

The following table reflects revised reportable segment information for the year ended December 31, 2019.

Year Ended December 31, 2019	Specialty Products and Solutions	Performance Brands	Montana/Renewables	Corporate	Divestitures	Eliminations	Consolidated Total
Sales:
External customers	$2,116.5	$230.5	$702.2	$—	$403.4	$—	$3,452.6
Inter-segment sales	21.5	0.7	—	—	7.1	(29.3)	—
Total sales	$2,138.0	$231.2	$702.2	$—	$410.5	$(29.3)	$3,452.6

Adjusted EBITDA	$243.2	$32.5	$72.0	$(97.6)	$8.3	$—	$258.4
Reconciling items to net loss:
Depreciation and amortization	59.9	18.6	38.2	7.6	5.1	—	129.4
LCM / LIFO gain	(18.8)	(5.8)	(15.2)	—	(2.0)	—	(41.8)
Loss on impairment and disposal of assets	1.3	—	—	25.4	10.3	—	37.0
Loss on sale of business, net	8.7	—	—	—	—	—	8.7
Interest expense	11.8	0.4	3.6	117.8	1.0	—	134.6
Debt extinguishment costs	—	—	—	2.2	—	—	2.2
Unrealized loss on derivatives	12.9	—	13.2	—	—	—	26.1
Gain on sale of unconsolidated affiliate	(1.2)	—	—	—	—	—	(1.2)
RINs mark to market gain	(0.8)	—	(1.4)	—	(2.2)	—	(4.4)
Other non-recurring expenses							3.5
Equity-based compensation and other items							7.4
Income tax expense							0.5
Net loss							$(43.6)